UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 9, 2014

Date of Report (Date of earliest event reported)

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12760 High Bluff Drive, Suite 240
San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 366-4288

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 9, 2014, the U.S. Food and Drug Administration granted breakthrough therapy designation for our lead product candidate, MYDICAR®, for reducing hospitalizations for heart failure in patients who test negative for adeno-associated viral vector 1 neutralizing antibodies, are class III or IV heart failure patients under the New York Heart Association classification system, and are not in immediate need of a left-ventricular assist device or heart transplant. In accordance with current standard breakthrough therapy parameters, if the applicable MYDICAR development program does not continue to meet the criteria for breakthrough therapy designation, the designation may be rescinded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2014	Celladon Corporation

	By:	/s/ Krisztina M. Zsebo
Krisztina M. Zsebo, Ph.D.
President and Chief Executive Officer